                       FOURTH AMENDMENT TO LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of the 24th day of April, 1998 (the "AMENDMENT DATE"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"); THE TORONTO-DOMINION BANK, BANKBOSTON, N.A., ST. PAUL BANK FOR COOPERATIVES, COBANK, FLEET NATIONAL BANK, FIRST NATIONAL BANK OF MARYLAND, SOCIETE GENERALE, NEW YORK BRANCH and MERITA BANK LTD NEW YORK BRANCH (the "BANKS"); BANKBOSTON, N.A. and ST. PAUL BANK FOR COOPERATIVES, as co-agents (the "CO-AGENTS"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "ADMINISTRATIVE AGENT") for the Banks;

                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent, the Co-Agents and the Banks are parties to that certain Loan Agreement, dated as of May 1, 1997 (as heretofore and hereafter amended, modified, supplemented and restated from time to time, the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Administrative Agent, the Co-Agents and the Banks amend certain definitions and provisions in the Loan Agreement as more specifically set forth below; and

     WHEREAS, the Administrative Agent, the Co-Agents and the Banks have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

     1.  AMENDMENT TO ARTICLE 1. Article 1 of the Loan Agreement,
DEFINITIONS, is hereby amended by deleting the definitions of "ANNUALIZED OPERATING CASH FLOW" and "LEVERAGE RATIO" in their entireties and substituting the following therefor (which amendments shall be effective for all periods commencing on or after January 1, 1998):


         "'ANNUALIZED OPERATING CASH FLOW' shall mean, as of any date, the Operating Cash Flow for the twelve (12) calendar month period ending on such date."

         "'LEVERAGE RATIO' shall mean, as of any date, the ratio of (a) the Total Debt (for purposes hereof, Total Debt shall not include the principal amount of any Indebtedness for Money Borrowed equal to the amount of any cash balance maintained by the Borrower in a segregated deposit account which is designated solely for repayments of such Indebtedness for Money Borrowed) of the Borrower and its Subsidiaries on a consolidated basis on such date, to (b) Annualized Operating Cash Flow of the Borrower and its Subsidiaries on a consolidated basis as of the calendar quarter end being tested or the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be."

     2. AMENDMENT TO LOAN DOCUMENTS. All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby reaffirms each and every representation and warranty heretofore made by it under or in connection with the Loan Agreement or the Loan Documents.

     4. NO OTHER AMENDMENT OR WAIVER. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the Co-Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Co-Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Co-Agents and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Co-Agents and the Banks, or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     5. LOAN DOCUMENTS. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

                                     -2-

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     8.  SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                      -3-

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:               RURAL CELLULAR CORPORATION, a Minnesota
                        corporation


                        By:  /s/ Wesley E. Schultz
                           -----------------------------------------------
                             Its: Vice President - Finance - CFO
                                 -----------------------------------------

ADMINISTRATIVE AGENT:  TORONTO DOMINION (TEXAS), INC., as
CO-AGENTS AND BANKS:   Administrative Agent


                        By:  /s/ Diane Bailey
                           -----------------------------------------------
                             Its: VP
                                 -----------------------------------------


                        BANKBOSTON, N.A., as a Co-Agent and a Bank


                        By:  /s/ Jonathan D. Sharkey
                           -----------------------------------------------
                             Its:  Vice President
                                 -----------------------------------------


                        ST. PAUL BANK FOR COOPERATIVES, as a Co-
                        Agent and a Bank


                        By:  /s/ Stuart S. Peterson
                           -----------------------------------------------
                             Its: Sr VP
                                 -----------------------------------------

                        THE TORONTO-DOMINION BANK, as a Bank

                        By:  /s/ Diane Bailey
                           -----------------------------------------------
                             Its: Mgr - Synd & Cr Adm
                                 -----------------------------------------

                        COBANK, as a Bank

                        By:  /s/ Fred Matthes
                           -----------------------------------------------
                             Its: Vice President
                                 -----------------------------------------

                        FLEET NATIONAL BANK, as a Bank

                        By:  /s/ Christopher A. Swindell
                           -----------------------------------------------
                             Its: VP
                                 -----------------------------------------

                        FIRST NATIONAL BANK OF MARYLAND, as a Bank

                        By:  /s/ W. Blake Hampson
                           -----------------------------------------------
                             Its: Vice President
                                 -----------------------------------------

                        SOCIETE GENERALE, NEW YORK BRANCH, as a Bank

                        By: /s/ John Sadik-Khan
                           -----------------------------------------------
                             Its: Vice President
                                 -----------------------------------------

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                        MERITA BANK LTD NEW YORK BRANCH, as a
                        Bank

                        By: /s/ Charles J. Lansdown
                           -----------------------------------------------
                             Its: Vice President
                                 -----------------------------------------

                        By: /s/ Gerald E. Chelius
                           -----------------------------------------------
                             Its: Senior Vice President
                                 -----------------------------------------